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                                 EXHIBIT 4(e)
                                 ------------

                    Code of Regulations of the Registrant
       (incorporated by reference to the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1991, as filed with the Securities and Exchange Commission
                  on May 6, 1991; see Exhibit 3(B) therein)